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                                                             PAGE 23 OF 24 PAGES

                                    EXHIBIT C

                             JOINT FILING AGREEMENT


         Each of the undersigned agrees that (i) the statement on Schedule 13D relating to the Common Units representing limited partner interests in Shamrock Logistics, L.P., has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iii) the provisions of Rule 13d-1 (k) (1) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligations to jointly file future amendments to such statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signature hereto, at the principal office thereof.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date: April 26, 2001               ULTRAMAR DIAMOND SHAMROCK CORPORATION


                                   /s/ WILLIAM R. KLESSE
                                   ---------------------------------------------
                                   Name:  William R. Klesse
                                   Title: Executive Vice President, Operations


                                   TPI PETROLEUM, INC.


                                   /s/ C.V. ANASTASIO
                                   ---------------------------------------------
                                   Name:  C.V. Anastasio
                                   Title: Vice President



                                   DIAMOND SHAMROCK REFINING AND MARKETING
                                   COMPANY


                                   /s/ C.V. ANASTASIO
                                   ---------------------------------------
                                   Name:  C.V. Anastasio
                                   Title: Vice President


                                   SIGMOR CORPORATION


                                   /s/ STEVE BLANK
                                   ---------------------------------------
                                   Name:  Steve Blank
                                   Title: Vice President and Treasurer


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                                                             PAGE 24 OF 24 PAGES

                                      THE SHAMROCK PIPE LINE CORPORATION


                                      /s/ C.V. ANASTASIO
                                      ---------------------------------------
                                      Name:  C.V. Anastasio
                                      Title: President



                                      DIAMOND SHAMROCK REFINING COMPANY, L.P.


                                      /s/ STEVE BLANK
                                      ---------------------------------------
                                      Name:  Steve Blank
                                      Title: Vice President and Treasurer



                                      TPI PIPELINE CORPORATION


                                      /s/ C.V. ANASTASIO
                                      ---------------------------------------
                                      Name:  C.V. Anastasio
                                      Title: President



                                      UDS LOGISTICS, LLC


                                      /s/ RAYMOND GADDY
                                      ---------------------------------------
                                      Name:  Raymond Gaddy
                                      Title: President